                        [SILICON VALLEY BANK LETTERHEAD]


IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVB0IIS3615

DATE: APRIL 13, 2001

BENEFICIARY:
TASER INTERNATIONAL, INC.
7860 E. MCCLAIN DRIVE, SUITE 2
SCOTTSDALE, AZ 85260
ATTN: KATHY HANRAHAN, CONTROLLER
(480) 905-2012

APPLICANT:
BRUCE R. CULVER & DONNA T. CULVER
6592 E. OAK SPRING DRIVE
OAK PARK, CA 91377
(818) 991-9950

AMOUNT: US$500,000.00 (FIVE HUNDRED THOUSAND AND 00/100 U.S. DOLLARS)

EXPIRATION DATE: DECEMBER 31, 2001

LOCATION: AT OUR COUNTERS IN SANTA CLARA, CALIFORNIA

DEAR SIR/MADAM:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO.
SVB0IIS3615 IN YOUR FAVOR AVAILABLE BY YOUR DRAFTS DRAWN ON US AT SIGHT AND ACCOMPANIED BY THE FOLLOWING DOCUMENTS:

1. THE ORIGINAL OF THIS LETTER OF CREDIT AND ALL AMENDMENT(S), IF ANY.

PARTIAL DRAWS ARE ALLOWED. THIS LETTER OF CREDIT MUST ACCOMPANY ANY DRAWINGS HEREUNDER FOR ENDORSEMENT OF THE DRAWING AMOUNT AND WILL BE RETURNED TO THE BENEFICIARY UNLESS IT IS FULLY UTILIZED.

DRAFT(S) AND DOCUMENTS MUST INDICATE THE NUMBER AND DATE OF THIS LETTER OF
CREDIT.

DOCUMENTS MUST BE FORWARDED TO US BY OVERNIGHT DELIVERY SERVICE TO:
SILICON VALLEY BANK, 3003 TASMAN DRIVE, SANTA CLARA CA 95054, ATTN:
INTERNATIONAL DIVISION.

WE HEREBY AGREE WITH THE DRAWERS, ENDORSERS AND BONAFIDE HOLDERS THAT THE DRAFTS DRAWN UNDER AND IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED UPON PRESENTATION TO THE DRAWEE, IF NEGOTIATED ON OR BEFORE THE EXPIRATION DATE OF THIS CREDIT.



                                  PAGE 1 OF 2
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                        [SILICON VALLEY BANK LETTERHEAD]



IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVB011S3615

DATE: APRIL 13, 2001

EXCEPT AS EXPRESSLY STATED HEREIN THIS LETTER OF CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 500.




/s/ Danny J. Rowan                           /s/ Dawn Y. Shinsato
--------------------                         --------------------
AUTHORIZED SIGNATURE                         AUTHORIZED SIGNATURE

DANNY J. ROWAN                               DAWN Y. SHINSATO




                                  PAGE 2 OF 2
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                                 March 30, 2001


Board of Directors
TASER, International, Inc.
7860 East McClain Drive, Suite 2
Scottsdale, Arizona 85260-1627

                               Letter of Support

Gentlemen:


     The undersigned Phillips W. Smith and Bruce R. Culver are directors of TASER International, Inc., a Delaware corporation (the "Company"). Through loans, advances, provisions of guarantees, and other arrangements, we have from time-to-time supported financially and otherwise the business of the Company.


     We agree, by this letter, to continue to support the Company by establishing an irrevocable, standby letter of credit issued by a bank of recognized standing in an amount not less than $500,000. The letter of credit is intended to provide additional financial resources on which the Company may rely in the event of its suffering a working capital deficit or otherwise. Such letter of credit may be drawn upon by the Company at any time prior to December 31, 2001 upon presentation to the bank of a resolution validly adopted by the Board of Directors of the Company confirming a determination by the Board of Directors of the Company's need for additional funds and electing to draw upon such letter of credit.

     In consideration of this letter of support and the provision of the letter of credit, the Company shall pay each of us $10,000, and in the event of a draw upon the letter of credit, enter into commercially reasonable arrangements for the repayment to us of amounts so drawn.

     If the foregoing accurately reflects our understanding, please so indicate by signing the enclosed copy of this letter and returning it to us.

                                        Very truly yours,

                                        /s/ Phillips W. Smith
                                        ---------------------------------
                                        Phillips W. Smith



                                        /s/ Bruce R. Culver
                                        ---------------------------------
                                        Bruce R. Culver
Agreed and accepted
this 30th day of March 2001.


TASER International, Inc.

/s/ Patrick W. Smith
---------------------------------
Patrick W. Smith
Chief Executive Officer and Director